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                                                                    EXHIBIT 10.7

                                    SCHEDULE

                   Information on two substantially identical
                   Guarantees of Franchise License Agreements
                             dated February 26, 2003

       (Documents are substantially identical, except as set forth below, to the document included as Exhibit 10.3)


Property                  Guarantor                   Licensee
--------                  ---------                   --------

Homewood Suites(R)        AHF Baton Rouge Limited     AHF Services Limited
Baton Rouge, Louisiana    Partnership                 Partnership

Homewood Suites(R)        Apple Hospitality Five,     Apple Hospitality
Albuquerque, New Mexico   Inc.                        Five Management, Inc.